Exhibit 99.1

APRIL 3, 2023 NYSE: EVA INVESTOR DAY

FORWARD-LOOKING **STATEMENTS**

Cautionary Note Concerning Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding Enviva’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms, and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Enviva disclaims any duty to revise or update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Enviva cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Enviva. These risks include, but are not limited to: (i) the volume and quality of products that Enviva is able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at its wood pellet production plants or deep-water marine terminals; (ii) the prices at which Enviva is able to sell its products; (iii) Enviva’s ability to successfully negotiate, complete, and integrate acquisitions, including the associated contracts, or to realize the anticipated benefits of such acquisitions; (iv) failure of Enviva’s customers, vendors, and shipping partners to pay or perform their contractual obligations to Enviva; (v) Enviva’s inability to successfully execute its project development, capacity, expansion, and new facility construction activities on time and within budget; (vi) the creditworthiness of Enviva’s contract counterparties; (vii) the amount of low-cost wood fiber that Enviva is able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by Enviva’s suppliers; (viii) changes in the price and availability of natural gas, coal, or other sources of energy; (ix) changes in prevailing economic and market conditions; (x) inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; (xi) fires, explosions, or other accidents; (xii) changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power, heat, or combined heat and power generators; (xiii) changes in domestic and foreign tax laws and regulations affecting the taxation of Enviva’s business and investors; (xiv) changes in the regulatory treatment of biomass in core and emerging markets; (xv) Enviva’s inability to acquire or maintain necessary permits or rights for its production, transportation, or terminaling operations; (xvi) changes in the price and availability of transportation; (xvii) changes in foreign currency exchange or interest rates, and the failure of Enviva’s hedging arrangements to effectively reduce its exposure to related risks; (xviii) risks related to Enviva's indebtedness, including the levels and maturity date of such indebtedness; (xix) Enviva’s failure to maintain effective quality control systems at its wood pellet production plants and deep-water marine terminals, which could lead to the rejection of Enviva’s products by its customers; (xx) changes in the quality specifications for Enviva’s products that are required by its customers; (xxi) labor disputes, unionization, or similar collective actions; (xxii) Enviva’s inability to hire, train, or retain qualified personnel to manage and operate its business and newly acquired assets; (xxiii) the possibility of cyber and malware attacks; (xxiv) Enviva’s inability to borrow funds and access capital markets; (xxv) viral contagions or pandemic diseases, such as COVID-19; and (xxvi) overall domestic and global political and economic conditions, including the imposition of tariffs or trade or other economic sanctions, political instability or armed conflict, including the ongoing conflict in Ukraine, rising inflation levels and government efforts to reduce inflation, or a prolonged recession.

Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Enviva’s expectations and projections can be found in Enviva’s periodic filings with the SEC. Enviva’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

This presentation includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most comparable GAAP measures is provided in this presentation. Please refer to slides 31 through 38.

Industry and market data

This presentation has been prepared by Enviva and includes market data and other statistical information from third-party sources, including independent industry publications, government publications, or other published independent sources. Although Enviva believes these third-party sources are reliable as of their respective dates, Enviva has not independently verified the accuracy or completeness of this information. Some data is also based on Enviva’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above.

enviva | INVESTOR DAY 2023

2

INVESTOR DAY 2023 PRESENTERS 3 Thomas Meth Co - Founder, President and Chief Executive Officer Brandi Colander Senior Vice President and Chief Sustainability Officer Mark Coscio Executive Vice President and Chief Development Officer Shai Even Executive Vice President and Chief Financial Officer Dr. Puneet Dwivedi UGA Associate Professor, Sustainability Sciences John Keppler Co - Founder, Executive Chairman Elizabeth Woodworth Founder & CEO, Wood & Co. ConsultingCR0

AGENDA

OPENING REMARKS & KEY MESSAGES	10:30am –10:40am
STRATEGIC DIRECTION	10:40am –11:10am
OPERATIONS & CONTRACTING	11:10am –11:45am
MARKETS AND REGULATORY ENVIRONMENT	11:45am –12:15pm
LUNCH & SUSTAINABILITY	12:15pm – 1:15pm
ASSET GROWTH	1:15pm – 1:45pm
FINANCING OUTLOOK	1:45pm – 2:15pm
WRAP-UP	2:15pm – 2:30pm
BREAK	2:30pm – 2:45pm
Q&A PANEL	2:45pm – 3:30pm
RECEPTION	3:30pm – 4:30pm

enviva | INVESTOR DAY 2023

4

INVESTOR DAY 2023 OUR VISION Displace Fossil Fuels Bioenergy is part of an all - in strategy to reduce carbon emissions and limit dependence on fossil fuels. Wood pellets directly replace fossil fuels, providing customers around the world with a renewable feedstock that improves the environmental profile of energy generation. Grow More Trees The key to keeping forests as forests is strong demand for forest products. We create a market for sustainable low - value wood that encourages good forest stewardship and creates incentives for forest landowners to replant and keep their land as forestland. Fight Climate Change The world cannot afford to delay taking decisive climate action. The Intergovernmental Panel on Climate Change has mapped out numerous pathways toward a sustainable future, and many rely on wood bioenergy. 5

INVESTOR DAY 2023 6 STRATEGIC DIRECTION

ENVIVA

We are a high-growth, ESG, renewable energy company

We produce and sell wood pellets under long-term, take-or-pay contracts that provide predictable, growing cash flows

We are investing in highly accretive, fully contracted assets and infrastructure that are expected to fuel cash flow growth well into the future

1. World's **largest industrial-grade pellet producer**, with ~6.2M MTPY[1] of nameplate production capacity
2. ~$24 billion[2] **of firm, take-or-pay contracted backlog** with credit-worthy customers driving strong, visible cash flows
3. **High-growth profile** with new use cases, new customers, and new geographies in addition to traditional EU and Asian utility partners
4. Building **highly accretive, fully contracted plants** at expected ~5x adjusted EBITDA multiple[3]
5. **$50+ billion**[4] in customer sales **pipeline** driven by energy transition tailwinds

Robust Liquidity

Growing Cash Flow from **Operations**

Expected to double Adj. **EBITDA to $500MM+** by 2026[5]

Stable Dividend

Credit Capacity available for growth

enviva | INVESTOR DAY 2023

See Supplemental Information for endnotes

7

INVESTOR DAY 2023 RECAP OF 4Q22 AND FY2022 SIGNIFICANT GROWTH QUARTER - OVER - QUARTER, AND SOLID GROWTH YEAR - OVER - YEAR Delivered record volumes of 1.5 million metric tons (“MT”) in Q4 Q4 and FY22 adjusted EBITDA in line with expectations Excluding "Deferred Gross Margin Transactions" ("DGMT") impact 1 Announced 12 new agreements over last 12 months 8 See Supplemental Information for endnotes

SIGNIFICANT GROWTH FORECASTED FOR 2023

DOUBLE-DIGIT GROWTH PROJECTED FOR 2023 ADJUSTED EBITDA COMPARED TO 2022

2023 Adjusted EBITDA Guidance Walk

($ in millions)



Like prior years, 2023 adjusted EBITDA generation expected to be heavily weighted to 2H23
~30%
~$155
2022 Reported Adjusted EBITDA
~$89*
Deferred Gross Margin Transactions (DGMT)
~$244
2022 Adjusted EBITDA Excluding DGMT Impact
~$(30)
Significant price escalation in long-term contracts offset by lower volumes sold into spot market relative to 2022
~$50
Increased production volume
~$30**
Increased contribution margin through operating leverage
~$25
Cost tower benefiting from improved commodity price management
$320
2023 Adjusted EBITDA Guidance Midpoint

*DGMT impact added back because finished goods were sold at market price, as part of Enviva's normal course of business, with cash collected and product consumed by the customer

** An adjustment has been made in the $30 million of "significant price escalation in long-term contracts offset by lower volumes sold into the spot market relative to 2022" to account for the incremental margin attributed to higher spot market prices and sales during 2022 that are not expected to repeat at the same level in 2023

See Non-GAAP Financial Measures

enviva | INVESTOR DAY 2023
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INVESTOR DAY 2023 10 2023 NET REVENUE GROWTH DRIVEN BY INCREASED VOLUMES SOLD AND HIGHER CONTRACTED PRICES; LOWER SPOT MARKET $192 $202 $207 $240 2019 2020 2021 2022 2,3 2023E 4 ~ $234 Net Revenue per Metric Ton ($/MT) Net Revenue ($ in billions) MT Volume Sold (in millions) Adjusted Gross Margin ($/MT) $0.7 $0.9 $1.0 $1.3 2019 2020 2021 2022 2,3 2023E 4 ~$1.6 3.6 4.3 5.0 5.3 2019 2020 2021 2022 2,3 2023E 4 ~ 7.0 $43 $47 $47 $60 2019 1 2020 1 2021 1 2022 2,3 2023E 4 ~$55 1 2019, 2020, and 2021 reflects non - recast 2 2022 excludes Deferred Gross Margin Transaction Impact 3 2022 net revenue, net revenue per metric ton, and gross margin per metric unusually high given spot market prices 4 2023 estimates reflects midpoint See Non - GAAP Financial MeasuresJD0CR1CR2

2023 FORECAST ILLUSTRATES INCREASING CASH FLOW STABILITY

2023 ADJUSTED EBITDA LESS CASH INTEREST, CHANGES IN WORKING CAPITAL AND MCX COVERS DIVIDEND AT 1.09x to 1.30x

2023 Adjusted EBITDA Guidance Walk to Forecasted Cash Flow From Operations Range

($ in millions)



~$320
~$(70)
~$50
~$300
~$20
~$280
~$230
Cash interest payments
Cash provided by working capital changes and customer payments[1]
Maintenance Capex (MCX)
2023 Adjusted EBITDA Guidance Midpoint
2023 Forecasted CFFO (inclusive of $6 million of Support Payments)
2023 Forecasted Cash Flow Available for Distribution
2023 Forecasted Dividend Payment

$733 million
December 31, 2022 pro forma liquidity including PIPE and Term Loan

+

~$300 MILLION CFFO

-

~$230 MILLION DIVIDEND

-

~$400 MILLION IN GROWTH CAPEX AND MCX

=

~$400 million
December 31, 2023 forecasted liquidity

[1] Excludes expected impact from DGMT

enviva | INVESTOR DAY 2023

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See Non-GAAP Financial Measures

LIMITED INCREMENTAL LIQUIDITY FORECASTED FOR GROWTH

PLAN TO ISSUE UP TO $275MM IN TAX EXEMPT FINANCING UNDER EXISTING MISSISSIPPI INDUCEMENT AGREEMENT IN 2024 – 2025

Illustrative EBITDA to Net Changes in Cash Flow[1,2], ($ in millions)



~$320
~$70
~$50
~$250
~$50
2023E Adj. EBITDA
Interest
Working Capital Δ
Dividends + MCX
Net Changes in Cash Flow
~$380
~$80
~$0
~$250
~$50
2024E Adj. EBITDA
Interest
Working Capital Δ
Dividends + MCX
Net Changes in Cash Flow
~$480
~$100
~$1
~$280
~$100
2025E Adj. EBITDA
Interest
Working Capital Δ
Dividends + MXC
Net Changes in Cash Flow
~$500
~$100
~$5
~$295
~$100
2026E Adj. EBITDA
Interest
Working Capital Δ
Dividends + MCX
Net Changes in Cash Flow

Illustrative Liquidity Walk excluding Growth Capex[1,2,3,4], ($ in millions)



~$733
~$50
~$390
~$400
~$50
~$275
~$450
~$265
~$100
~$175
~$190
~$100
~$55
~$235
2022 Liquidity
Net Changes in Cash Flow
Greenfield Capex, Growth Capex, and Other
2023E Liquidity
Net Changes in Cash Flow
Debt Issuance
Greenfield Capex and Other
2024E Liquidity
Net Changes in Cash Flow
Greenfield Capex and Other
2025E Liquidity
Net Changes in Cash Flow
Greenfield Capex and Other
2026E Liquidity

1 2023, 2024, 2025, 2026 are estimates and excludes expected impact of DGMT
2 2023 reflects midpoint
3 Other reflects elements of cash flow from financing activities not including dividends and debt issuance
4 Greenfield Capex includes Epes and Bond and capitalized interest. Non-Greenfield Growth Capex is **excluded** for 2024 – 2026, **included** for 2023. Non-greenfield growth capex will be provided on a yearly basis.

enviva | INVESTOR DAY 2023 12

INVESTOR DAY 2023 13 VISION FOR 2023 AND BEYOND PATHWAY TO DOUBLING ADJUSTED EBITDA BY 2026 $244 $320 $500 2022 Excl. DGMT Impact 2023 Guidance Midpoint 2024E 2025E 2026 Midpoint 2027E Adjusted EBITDA Outlook 1 ($ in millions) Doubling Adjusted EBITDA 2026 over 2022 INCREASED VOLUMES ▪ Epes and Bond fully ramped by 2026, with third plant fully ramped in 2027 ▪ Production improvements implemented across asset fleet CONTRACTED SALES PRICE GROWTH ▪ Price escalators, new contracts and repricing of existing agreements increasing contracted revenue per ton GROWING WORLDWIDE DEMAND IN STRUCTURALLY SHORT MARKET ▪ Expanding geographies, use cases, and customers with rapidly escalating prices IMPROVING COST TOWER ▪ Improving fixed cost absorption and increasing contribution margin, strategic input cost management, reduced cost of delivered fiber KEY TAKEAWAYS 1. LIMITED NEW FUNDING REQUIRED : Current liquidity and CFFO fund capital allocation plan through mid 2024, with only capital markets dependency projected to be issuance of $275 million under existing tax - exempt inducement agreement; for 2027 and beyond, balance sheet allows EVA to optimize debt across various structures, including senior notes, municipal bonds, and project financing 2. CONSERVATIVE LEVERAGE : Leverage ratio expected to remain within 3.5x – 4.0x (as calculated by credit facility) and sub 5.0x on a reported basis 3. STABLE AND SECURE DIVIDEND : Stable dividend with potential to grow as new assets placed in service 1 Excludes Deferred Gross Margin Transactions Impact 2 As calculated under the terms of our revolving credit facility 3 Leverage includes greenfield capex for Epes and Bond and non - greenfield growth capex. Reported Leverage 1 5.5x 4.5x 5.0x 4.0x 3.5x 3.5x Credit Agreement Reported Leverage 1,2 4.0x 3.5x 3.5x 3.5x 3.5x 3.5xCR0CR1 JD2

Q3 2021 UPDATE INVESTOR DAY 2023 14 OPERATIONS

INVESTOR DAY 2023 CHESAPEAKE CLUSTER (MTPY) Southampton VA (SOU) 760k Ahoskie, NC (AHO) 410k Northampton, NC (NOR) 750k Port of Chesapeake, VA (CHE)* 2.5M WILMINGTON CLUSTER (MTPY) Hamlet, NC (HAM) 600k Sampson, NC (SAM) 600k Greenwood, SC (GRE) 600k Port of Wilmington, NC (WIL)* 3.0M *terminal throughput capacity SAVANNAH CLUSTER (MTPY) Waycross, GA (WAY) 800k Port of Savannah, GA (SAV)* 1.5M PLANT SITES UNDER CONTROL / ASSESSMENT PLANTS UNDER DEVELOPMENT / CONSTRUCTION TERMINALS OWNED OR LEASED PLANTS OWNED AND OPERATED EXISTING PELLET PRODUCTION PLANTS 10 MTPY TOTAL TERMINALING CAPACITY ~11M DEEP - WATER MARINE TERMINALS 6 MTPY TOTAL EXISTING NAMEPLATE PRODUCTION CAPACITY ~6.2M STRATEGICALLY LOCATED ASSETS Amory, MS (AMO) 115k Port of Mobile, AL (MOB)* 115k Cottondale, FL (COT) 780k Port of Panama City, FL (PAN)* 780k PASCAGOULA CLUSTER (MTPY) Lucedale, MS (LUC) 750k Epes, AL (EPES) (under construction) 1.1M Port of Pascagoula, MS (PAS)* 3M+ 15 Move label up so plants are next door to each other CR0

INVESTOR DAY 2023 TWO KEY LEVERS TO IMPROVING OPERATIONAL PERFORMANCE IN 2023 We expect our efforts to lead to multi - year margin expansion INCREASING VOLUMES Ramping up expansion projects at existing plants, executing debottlenecking projects to drive further efficiencies, and improving utilization at underperforming plants LOWERING COST Improved fixed cost absorption , minimizing cost of procured fiber , strategic procurement of key inputs , focused discipline on indirect spend 16 See Supplemental Information for endnotes CR0

INVESTOR DAY 2023 17 IMPROVEMENTS IN OUR OPERATING POSITION ARE EXPECTED TO DRIVE DOWN COST PER TON BY 11% FROM 2022 - 2023 Cost Driver Minimizing costs of procured fiber Improved fixed cost absorption from incremental volume will decrease fixed cost per MT Strategic procurement of key inputs (e.g., diesel, natural gas, and electricity) Focused discipline on indirect spend (e.g., tooling, repairs & maintenance, equipment leasing, and contract labor) Improving Operating Position by $100M Throughout 2023 Impact on cost $/MT See Supplemental Information for endnotes CR0

INVESTOR DAY 2023 INCREASING VOLUMES IN 2023 2016 2017 2018 3.1 0.1 2019 3.3 0.5 2020 3.7 0.5 2021 3.9 0.8 2022 4.7 1.3 2023 E 2.3 2.6 2.9 3.2 3.8 4.2 4.7 5.5 - 6.0  Production volume actuals and forecasts, millions of metric tons  Nameplate capacity 1 (mil. MT)  2.4  2.9  3.3  3.8  4.9 5.3  6.0  6.2  Total annual production (mil. MT) Legacy – existing or acquired plants Ramp – new plants 2023 MAC 2 : 6.5M  2022 Actual 0.4 0.6 0.3  2023 Budget  4.7 Bridge 2022 to 2023 production Ramping Lucedale to its full potential Production capacity previously demonstrated Capacity expansions or operational efficiencies at existing plants 1 Nameplate capacity as derived from 10K annual reports, other than 2023 2 Maximum Achieved Capacity over a 30 - day period, demonstrated for all plants except Lucedale (assumes 750K metric tons per year) 5.5 – 6.0 18

FAVORABLE CONTRACT STRUCTURE RESULTS IN **DURABLE MARGINS**



Illustrative ($ per metric ton)
1.
Cut, Skid, Haul
Stumpage
2.
Total Raw Materials in COGS
Cut, Skid, Haul
Stumpage
3.
Production
4.
Logistics
5.
Ports
6.
Shipping
7.
~$50 / MT Adjusted Gross Margin
Total Costs of Goods Sold

1.	Fiber ("stumpage") cost is ~10% of sales price, driven by strong fiber basket in the Southeast U.S.
	Majority of delivered price of fiber comprises labor, equipment, and hauling costs ("cut, skid, and haul")
2.	~2:1 green ton to pellet ton conversion (green wood is, on average, composed of approximately 50% water, which varies seasonally. As such, on average, EVA acquires approximately two green tons to produce one pellet ton post the drying process)
3.	"Build and copy" approach to allow improved uptime and economy of scale
	Includes labor, consumables, repairs and maintenance, and energy costs
	Given fixed asset base, productivity improvements drive substantial margin expansion opportunities
4.	Fixed USD / ton transportation costs from plants to port terminals by truck / rail / barge
5.	Vertically integrated business model provides substantial operating leverage as business grows
6.	Fixed-price, USD / ton denominated shipping contracts matched to length of off-take contracts
	Bunker fuel cost adjustment passed through to customers
	Shipping costs range from ~$20 / MT (Europe) to ~$45 / MT (Japan)
7.	Long-term contracts with diversified customer base
	Fixed-price (with escalators), take-or-pay off-take contracts

enviva | INVESTOR DAY 2023

19

2023 COST TOWER: COST BREAKDOWN

Variable cost drivers (e.g., fiber, energy, consumables) are all decreasing and bringing down the total cost per metric ton

Evolution total enterprise DAP cost[1], USD per metric ton, NCV[2] adjusted



$116
$119
$124
$131
$127
$135
$148
$70
$21
$20
$37
$132
$66
$18
$19
$29
$128
$64
$17
$19
$28
2016
17
18
19
20
21
22
23
2023 YE Exit Rate5
CAGR 2016-2023
1.1% Fiber
5.2% Energy
3.8% Other Variable Costs3
0.8% Other Fixed Costs4

Key Highlights driving expected 2023 Cost Position Reduction:

- Projected 2023 **costs are ~11% lower** with a 2023 year-end exit rate cost position ~14% lower
- Strategic procurement of raw materials expected to **decrease fiber costs by ~$4/MT**
- Decreases in commodity prices, including diesel and natural gas prices, **reducing costs by ~$3/MT**
- Increasing production volumes in 2023 is driving greater fixed cost absorption leverage and **reducing cost position by ~$8/MT**

[1] Cost tower excludes to-port costs and shipping costs
[2] Fiber NCV Adjustment based on a CIF price of $200/MT
[3] Variable costs include lubrication, corn starch, consumables, distribution
[4] Fixed costs include other production, equipment leasing, repairs, wages, benefits, contract labor, indirect overhead, and other costs
[5] Based off of Q4 2023 projections (Oct-Dec)

enviva | INVESTOR DAY 2023
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INVESTOR DAY 2023 21 CONTRACTING

CONTRACTING OVERVIEW

Enviva's core business is producing, selling, and delivering wood pellets under long-term take-or-pay contracts

Core Business

LONG-TERM TAKE-OR-PAY CONTRACTS

- **80-85%** of annual adjusted EBITDA provided by take-or-pay contracts
- **No history of customer defaults** on contract obligations
- Contract revenue escalators **mitigate inflation** while fixed pricing and volumes **protect against recessionary pressures**

~$24 BILLION CONTRACTED BACKLOG

- Total weighted average remaining term of **~14 years**
- **$50 billion+** customer pipeline creates additional **diversification** opportunities

PRICING TAILWINDS

- **New contracts** at higher prices
- Repricing of legacy volumes at **higher prices**
- **Substantial pricing escalators**, with majority tied to inflation indices
- **Conservative forecasting** for 2023 revenue/ton

$

On average, current long-term contract pricing **~20% higher** than contracts scheduled to expire in the next 3 years on EVA's book of business

enviva | INVESTOR DAY 2023

22

See Supplemental Information for endnotes

INVESTOR DAY 2023 23 COMMERCIAL AND LOGISTICS SERVICES Value - creation through flexibility in long - term contracts UNPARALLELED INSIGHT INTO INDUSTRY SUPPLY CHAIN EMBEDDED VALUE IN BASE CONTRACTS 15 - 20% OF ADJUSTED EBITDA ON A NORMALIZED BASIS ▪ Global market position creates visibility into dislocations and pricing trends ▪ Size and scale allow for incremental margin generation ▪ Enviva acts as balancing agent between supply basins and demand markets ▪ Scheduling and logistical flexibility in take - or - pay contracts to capitalize on market dislocations ▪ Higher in 2022 due to spike in structural market short and high spot pricing environment ▪ % Adjusted EBITDA contribution trending down in 2023 ▪ On a go - forward basis, expected to scale at flat rate with the growth of the base business See Supplemental Information for endnotes

THIRD-PARTY PELLET PURCHASES

Growing portfolio of third-party pellet suppliers, certified under strict sourcing policies

Ensuring high quality sustainability standards

- **Due diligence** on third-party suppliers forms an integral part of **Enviva's Responsible Sourcing Policy**[1]
  - Ensures same **high sustainability standards** that we expect of our own procurement activities
  - Supported by engagement with the **Earthworm Foundation**[2]

15-20%
of volumes sold

~1 – 1.5
million MT in 2023

Third-Party Pellet Purchases Historical % of Sold Volumes


5%
4%
4%
11%
12%
17%
9%
~20%
2016
2017
2018
2019
2020
2021
2022
2023E

- With global market growth, continued emergence of small-scale wood pellet producers in disparate geographies, particularly SE Asia
- Enviva's global scale and long-term contracted position with major end-users provides a path to market to these fragmented producers at favorable margins for Enviva
- Sourced under **short-term, medium-term, and long-term agreements**

enviva | INVESTOR DAY 2023

See Supplemental Information for endnotes

24

INVESTOR DAY 2023 EMERGING THIRD - PARTY PURCHASE OPPORTUNITIES Demonstrated track record of procuring volumes from third - party producers and selling for a profit into spot market and long - term contracts 25 See Supplemental Information for endnotes ▪ The Pacific Rim is growing in importance as a supply basin ▪ European markets continue to provide strong demand with EU - ETS carbon prices reaching a high of €100 in 1Q2023 1 ▪ Improved shipping costs if Pacific Rim pellets supply Asian market US deliveries to Europe Other Opportunities: ▪ Origin swaps ▪ Freight arbitrages ▪ Supply - demand dislocations ▪ Customer value chain management Pacific Rim 3 rd - party purchases delivered to Asian customers

INVESTOR DAY 2023 26 2023 Adjusted EBITDA Outlook Despite projected soft Q1, expected to meet 2023 Adjusted EBITDA Guidance Key Takeaways: ▪ Low production seen in first two weeks of January as a result of the Polar Vortex ▪ Deferred Gross Margin Transaction accounted for ~$12mm Adjusted EBITDA in 2023 1 ▪ Customer mix expected to account for reduction of ~$7mm in revenue compared to FY average contracted prices, expected to return in Q3 ▪ Associated shipping costs for higher mix of Japanese customer deliveries in quarter accounted for ~$5mm ▪ Increased costs attributed to unexpected repairs and maintenance and fiber. Fiber costs increase driven by select competition, logging shortages, trucking shortages, and diesel costs.  2023 AGM Forecast 1 , ($ in millions) 1 Q1 2023 includes $12mm of Deferred Gross Margin Impact. 26  2023 Preliminary Adjusted EBITDA Forecast 1 , ($ in millions) Q1 23 Q2 23 Q3 23 Q4 23 2023 Adjusted EBITDA Guidance Midpoint ~$320 DGMT Adjusted EBITDA Jan 23 Feb 23 Mar 23 Apr 23 May 23 Jun 23 Jul 23 Aug 23 Sep 23 Oct 23 Nov 23 Dec 23 Shipping $/MT Sales Price $/MT AGM $/MT Costs $/MT See Non - GAAP Financial MeasuresJD0

INVESTOR DAY 2023 2023 KEY METRICS 27 1 2023 reflects midpoint guidance 2 2023 estimated 3 December 31, 2023 forecasted liquidity 4 2023 Forecasted Liquidity inclusive of $6 million of Support Payments 5 Projected for 2023 6 As calculated under the terms of our revolving credit facility ADJUSTED EBITDA 1 DIVIDEND COVERAGE 5 CFFO 4 LEVERAGE 6 LIQUIDITY 3 ADJ. GROSS MARGIN 2 NET REVENUE 1 DECREASING COSTS 2 ~$ 400 million ~$300 million 1.09x – 1.30x 3.5x – 4.0x ~$ 234/MT ~$ 320 million ~$ 55/MT - 11% See Non - GAAP Financial MeasuresJD0

INVESTOR DAY 2023 28 MARKETS & REGULATORY ENVIRONMENT

MARKET ENVIRONMENT & CONTRACT GROWTH

Enviva's backlog is growing and diversifying to meet customer needs



Enviva Contracted Backlog
($ in billions)
$6
$6
$8
$11
$15
$21
$24
2016
2017
2018
2019
2020
2021
2022

Early phase of energy transition

- Enviva founded to provide a drop-in substitute for coal for renewable baseload power and heat

Incentivizing via subsidized market

- Long-term regulatory incentives for customers to invest in non-fossil generation
- Expanding geographical market opportunities beyond Europe and the UK to Asia

Focus on large-scale decarbonization pathways

- Market maturation and expansion of use-cases for biomass in industrial applications
- Rising carbon costs resulting in biomass as cheapest form of thermal energy generation
- Subsidies no longer required to drive demand

Opportunity to scale

- High demand environment
- Supply scarcity
- Prices increasing across markets
- Opening of markets in the United States, driven by SAF development

enviva | INVESTOR DAY 2023
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See Supplemental Information for endnotes

EXPECTED CUSTOMER MIX IN 2025 AND 2030

Industrial demand projected to increase steadily, with demand accelerating from biofuels and SAF producers

- Customer mix expected to expand from 20 customers in 2022 to ~40 customers in 2025
- Deliveries to largest customer expected to be ~15% of total deliveries by 2025
- Existing customer base and contracted growth in heat and power applications will increasingly be **supplemented by opportunities in hard to abate sectors**

Anticipated 2025 Customer Mix



Asian Power & Heat Customers
Industrial Customers
European Power & Heat Customers

- 45% Asian power and heat customers
- 45% European power and heat customers
- 10% industrial customers (primarily European, with some U.S. deliveries)

Anticipated 2030 Customer Mix



Industrial Customers
Asian Power & Heat Customers
European Power & Heat Customers

- 33% Asian power and heat customers
- 33% European power and heat customers
- 33% industrial customers across the globe

enviva | INVESTOR DAY 2023
30

See Supplemental Information for endnotes

INVESTOR DAY 2023 COST COMPETITIVE , DROP - IN RENEWABLE SOLUTION ▪ The high price of fossil fuels and EU ETS carbon pricing makes wood pellets the cheapest form of thermal energy generation 1 in Europe ▪ In Q1 2023, EU carbon prices hit an all - time high at more than €100 per ton ▪ Pellets are 35 USD/MT cheaper than coal by in Q2 2023 and 30 USD/MT on average cheaper for full year 2023 1 31 31 See Supplemental Information for endnotes Biomass continues to be competitive with natural gas and coal across the price curveJD0

INVESTOR DAY 2023 EUROPEAN DEMAND MARKET & REGULATORY ENVIRONMENT Strong growth continues in Europe, with favorable contract pricing driven by energy transition demand and EU Emissions Trading System prices United Kingdom: ▪ Regulatory regime remains constructive for biomass, with subsidies being considered for Bioenergy Carbon Capture and Storage projects 1 ▪ Customer demand remains steady, with upcoming contract renewals expected to improve margins in 2027 and onwards 2 European Union: ▪ On March 30, 2023, the Renewable Energy Directive III negotiations reached a favorable conclusion, continuing to recognize woody biomass as a renewable energy source ▪ Demand increasing in industrial applications as companies: x Convert from coal to biomass in manufacturing processes, x Move away from reliance on Russian pipeline natural gas, and x Increase biofuel and sustainable aviation fuel refining capacity ▪ Power and heat conversions from coal to biomass underway, with projects in [Germany and Poland expected to come online in 2025 and 2026] 3 See Supplemental Information for endnotes 32

INVESTOR DAY 2023 ASIAN DEMAND MARKET & REGULATORY ENVIRONMENT Climate targets creating durable and large - scale delivery opportunities in Asian markets JAPAN: ▪ Regulatory regime remains very constructive for biomass, with Japan’s Ministry of Economics, Trade, and Industry taking steps to phase out more than 100 inefficient coal - fired power plants 1 ▪ Next wave of contracts for Enviva is expected to be driven by co - firing inefficient coal plants with biomass, which will improve their efficiency and avoid being decommissioned ▪ Enviva continues to progress the 5 million MTPY memorandum of understanding signed with J - Power in November 2021, with expectations that a formal take - or - pay contract will be signed by 2025 TAIWAN: ▪ Regulatory regime is very favorable for biomass in Taiwan, with Taipower , Taiwan’s state - owned electric company, progressing plans to convert a large coal - fired unit of their Hsinta Power Plant to biomass in order to meet Taiwanese government’s renewable energy targets 2 ▪ Enviva has several discussions and negotiations underway with industrial companies in Taiwan, and expects to announce contracting progress in 2023 3 33 See Supplemental Information for endnotes

INVESTOR DAY 2023 UNITED STATES DEMAND MARKET & REGULATORY ENVIRONMENT Legislative environment provides new tailwinds for potential customers United States: ▪ Historically, Enviva’s business has been export - driven, with a limited domestic customer base ▪ Enviva has signed two contracts for U. S. - based biofuel and SAF - related projects 1 , and we are encouraged by the actions taken by Congress and the White House and the potential for a significant domestic market for sustainable biomass for SAF production and for utilization in potentially negative - emissions BECCS projects ▪ The Inflation Reduction Act ("IRA") strengthens the U.S. commitment to SAF by providing tax credits for every gallon of qualifying SAF produced in the U.S . - based on lifecycle greenhouse gas emission reduction percentages 2 ▪ Further, the IRA extends and modifies the tax credit for the production of renewable energy from biomass and other technologies. The legislation also enhances tax credits for bioenergy with carbon capture, use and storage ( BECCUS ), at both industrial facilities and power plants in the U.S . 2 34 See Supplemental Information for endnotes

BIOMASS FEEDSTOCKS CREATE **NEW OPPORTUNITIES** FOR DEFOSSILIZATION

BIOMASS FEEDSTOCKS PROVIDE A **SUSTAINABLE AND SCALABLE** NEAR-TERM SOLUTION FOR EMISSIONS REDUCTIONS

- Energy-intensive industries represent the hardest sectors to abate
- Supply shortage looming for other waste sources for biofuel production

Key Players

Shell, ExxonMobil, DG Fuels, Alder Fuels, Neste, Velocys, Methanex, Proman, CRH, Total, OCI Global, Gevo, Rio Tinto, Cemex, Vale, Ørsted, Carmeuse, Lynemouth Power, Drax, USA BioEnergy, thyssenkrupp, Sabic, ArcelorMittal, Tata Steel

Industry Vertical	Active Discussions by Commercial & Development Teams	Est. 2030 Global Market Size (MM MT pellet equiv.)
Power/Heating	Active discussions to add European contracts as the late-stage offtakes roll off (~2MM MTPY)	
Sustainable Aviation Fuel	Contracts already signed and additional discussions with a **~4MM MTPY** potential ramping from 2027	
Aggregates (Lime, Cement, Asphalt)	Active discussions with a **~2MM MTPY** potential ramping up from 2025	
Methanol	Active discussions with a **~1MM MTPY** potential starting in 2025/26; vessels ordered	
Metals & Mining	Active discussions with a **~5MM MTPY** potential in 2027/28	
Carbon Sequestration (BECCUS, Biochar, etc.)	Contracts already signed and additional discussions with a **~5MM MTPY** potential in 2030	
		~250MM MTPY

Today → Tomorrow

Enviva Addressable

enviva | INVESTOR DAY 2023

35

INVESTOR DAY 2023 GLOBAL SCALE PROVIDES DURABLE COMPETITIVE ADVANTAGES 36 Production Capacity (‘000 MTPY) 1 ENVIVA See Supplemental Information for endnotes Drax Biomass Graanul Invest An Viet Phat Phu Tai Bio - Energy FRAM Highland Pellets CM Biomass SY Energy Enviva is the world’s largest supplier of utility - grade wood pellets in a highly fragmented industry with numerous small, single - plant operators and is frequently the sole - source supplier for its customers 15% 42% 14% 7% Global Industrial Wood Pellet Capacity by End of 2024 2 Drax Biomass Other Fragmented Producers Other Small Producers Graanul Invest Total Projected Industrial Production Capacity by end of 2024 37.2 MTPY 2 Current Capacity Expected to be under Development/Construction or Financed in 2023 Planning or permitting stage # Of Plants ENVIVA 22% 0 2,000 4,000 6,000 8,000 10,000 12,000

INVESTOR DAY 2023 SUSTAINABILITY INFORMATION 37

INVESTOR DAY 2023 38 TRANSFORMATIVE GROWTH ENVIRONMENT Biomass: Unlocking a future beyond fossil fuels URGENCY FOR RAPID INTEGRATION OF RENEWABLES ▪ Impacts of climate change are causing disruptions in every region of the world ROLE IN PHASING OUT FOSSIL FUELS ▪ Already contributing to emissions reductions from power and heat generation at favorable pricing ▪ Complements the intermittency of wind and solar energy OPPORTUNITIES FOR CIRCULARITY IN HARD - TO - ABATE SECTORS ▪ Key pillar in producing a wide range of high - value fuels and industrial chemicals with substantial GHG reductions 1 SUSTAINABLE PRACTICES ARE FOUNDATIONAL ▪ Ensures proper deployment of biomass resources as reflected in the regulatory and stakeholder landscape 85% 70% 70% 90% 91% - 10 20 30 40 50 60 70 80 90 100 Coal Natural Gas Jet Fuel Steel Quicklime % GHG emissions reductions Production utilizing EVA pellets vs. conventional fossil fuels (on a lifecycle basis) See Supplemental Information for endnotes

ENVIVA IS DEPENDENT ON **HEALTHY WORKING FORESTS**

The U.S. Southeast forest landscape is complex and dynamic, and home to a robust forest products industry that ensures forest stewardship


$
Markets
Plant seedlings
Market demand leads to continuous investment in the forest landscape
Cultivate natural regrowth
Manage timberlands
Harvest

In the United States, private landowners are growing **43%** more wood than they harvest each year[4]

ENVIVA'S SOURCING REGION

- More than **380 million acres of forestland** and **10 billion tons of wood** in the U.S. Southeast[1]
- Forest inventory has increased 21% since 2011[2]
- Only **3%** of timber lands are harvested each year[3]

HARVESTING FROM WORKING FORESTS

- Carefully managed to produce a renewable supply of wood
- Diverse, fast-growing trees, sequestering CO2 at rapid rates - **nearly 1.5 million MT of CO2e sequestered by working forests each year in the U.S.** [4]
  - End-products continue to store large volumes of carbon

AUGMENTING OTHER FOREST PRODUCT MARKETS

- Pellets represent 3.6% of annual harvest from working forests in the U.S.[4]
- Enviva purchases wood that is generally not utilized for higher-value uses, such as branches and tops

enviva | INVESTOR DAY 2023
39

See Supplemental Information for endnotes

INVESTOR DAY 2023 40 RESPONSIBLE SOURCING POLICY 1 ▪ Underpins Enviva's operations and clarifies Enviva's commitment to forest stewardship including conservation leadership at the landscape - level, adhering to strict forest management standards, and supply chain verification KEEPING FORESTS AS FORESTS ▪ Enviva does not accept wood from harvested land if the landowner does not intend to keep the land as forest INDEPENDENT FORESTRY CERTIFICATIONS 2 ▪ Ensuring Enviva meets industry - leading sustainability requirements SOURCING IS VERIFIED BY ENVIVA'S TRACK & TRACE® PROGRAM ▪ Provides transparency on the origins of our wood in the forest SUSTAINABLE SOURCING Certifications with Annual Audits by Independent Certification Bodies: See Supplemental Information for endnotes Branches & Tops Stumps Large Dimension/ Sawlogs Small Dimension Trees

COMMITMENT TO PARTNERSHIPS[1]

Enviva engages credible stakeholders with deep-knowledge in regional forest dynamics and conservation to ensure our operations do not negatively impact the local environment

RESPONSIBLE SOURCING	Reflecting operational growth trajectory in our **Responsible Sourcing Policy** with the support of **the Earthworm Foundation's** expertise and scalable solutions
HEIRS PROPERTY	**Enviva Heirs Property Fund** partners with **nonprofits and property professionals** to assist families secure clear title to land assets and capture sustainable value
CONSERVATION	**Enviva Forest Conservation Fund** administered by the **US Endowment for Forestry and Communities:** $5 million, 10-year effort to preserve 35,000 acres of bottomland forests in VA and NC
REFORESTATION	**Enviva Forest Restoration Plan** with **The Longleaf Alliance** to support the goals of the America's Longleaf Restoration Initiative

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See Supplemental Information for endnotes

INVESTOR DAY 2023 ASSET GROWTH 42

INVESTOR DAY 2023 43 BEYOND 2023, WE HAVE ESTABLISHED THE FUNDAMENTAL PILLARS FOR GROWTH Talent We’ve set out on a purposeful acquisition of talent and deployed top talent in capital projects for seamless delivery including VP of Construction and VP of Capex Procurement Value Engineering Completed value engineering and incorporated experience from our network of 10 plants to maximize capital efficiency and to deliver state - of - the - art new plants EPC – Engineering, Procurement, & Construction EPC delivery model partnering with 2 EPC firms, delivering programmatic savings . Our plan is to contract Bond and Beyond on a Lump Sum Basis leveraging duplication from our Standard Plant design, creating pathway to low - cost project financing EBITDA growth of new plants We invested in detailed engineering and standardization over the last 6 months to optimize capital productivity and de - risk execution model See Supplemental Information for endnotes ▪ Cost and Schedule Certainty with Standard Plant Program ▪ Derisking Program Delivery with Improved Standard Plant Design ▪ $75 - 90MM Adjusted EBITDA expected from each 1.1MM MT plant ▪ 5X or better Adjusted EBITDA multiple per plant CR0

INVESTOR DAY 2023 44 EVA - 1100 TM STANDARD PLANT DESIGN

A PROVEN, REPEATABLE EVA-1100™ **PLANT DESIGN**

Producing 1.1 MM MTPY by utilizing demonstrated production rates and lessons learned from existing 10 plants


TRUCK SCALES
CHIPS STACKER-RECLAIMER
TRUCK LOADOUT
TRUCK TIPPERS
DEBARKER AND CHIPPER
PELLITIZING BUILDING
ADMIN AND MAINTENANCE
EMISSIONS CONTROLS
WOODYARD AND LOG CRANE
DRYER LINES
BARK FUEL STACKER-RECLAIMER

enviva | INVESTOR DAY 2023

45

See Supplemental Information for endnotes

CAPEX PROGRAM INCREASES ADJ. EBITDA BY 25% PER PLANT

Annual Adjusted EBITDA per plant, *$ in millions*


~$65
~$10
~$75
~$10
~$5
~$90
Original 1.1 M MTPY plant expectation
Firm contract sales price increases
Low end of expectations of 1.1 M MTPY plant
Improved utilization
Expected cost efficiencies with new plant design
High end expectations of 1.1 M MTPY plant

Per Plant Capital Expenditures Walk From Prior 1.1MM MT Design to New 1.1MM MT Design


~$250
~$75
(~$10)
~$25
~$35
~$375
Original 1.1MM MT expectation
Inflation & Scope Expansions
Value engineering reduction
Reliability Investments
EPC G&A and risk premiums
Avg cost per 1.1 MM MT plant

Key insights:

- Contract pricing and operational improvements continue to drive **5X or better Adjusted EBITDA multiple**
- Capital cost increase due to inflation, redundancies added in Standard Plant Design, & safety and operational enhancements

enviva | INVESTOR DAY 2023

See Non-GAAP Financial Measures

47

INVESTOR DAY 2023 48 GROWTH PLAN On path to doubling adjusted EBITDA over next 4 years, with each plant adding $75 - 90 MM at a 5X multiple 2026 2025 2024 2023 2022 EPES, ALABAMA BOND, MISSISSIPPI 2 EVA - 1100 STANDARD PLANTS (under development 1 ) 2 ADDITIONAL PLANTS (under option) Adjusted EBITDA ~$244 1 ~$500 (Million) Construction planned for start in 2H 2023 Construction underway Year 0 Year 1 Year 2 Year 3 Year 4 1.1 million MTPY x 2 2027 Year 5 1.1 million MTPY 1.1 million MTPY CONSTRUCTION PERIOD DEVELOPMENT PERIOD 1.1 million MTPY x 2 1 Excluding impact of the Deferred Gross Margin Transactions 2 $75 - 90 MM in Adj. EBITDA contribution per EVA - 1100 TM not included in 2026 forecast See Non - GAAP Financial Measures

INVESTOR DAY 2023 ASSET GROWTH SUMMARY ▪ Enviva’s doubling of Adj. EBITDA to $500 MM is underpinned by its EVA - 1100 TM standard plant ▪ Largest pellet plant design in the world producing 1.1MM MT per year, adding $75 – 90MM in Adj. EBITDA at a 5X multiple ▪ The Epes project team has laid the groundwork for a successful EVA - 1100 TM build ▪ Enviva has a strong, active development pipeline to meet our mid - term and longer - term sales opportunities ▪ Epes , Alabama and Bond, Mississippi plants expected online in 2024 and 2025, respectively ▪ Two other plants under development, expected online 2026 and 2027 ▪ Multiple additional sites under option ▪ In addition, we are positioning to contribute to the wood biomass verticals, including SAF, industrial, and others Base plan unlocks doubling of Adj. EBITDA, with optionality for additional growth 49 See Non - GAAP Financial Measures JD0 SH1JD2 CR3

INVESTOR DAY 2023 50 FINANCING OUTLOOK

INVESTOR DAY 2023 KEY TOPICS OVERVIEW OF KEY FINANCIAL PRIORITIES CAPITAL ALLOCATION PLAN FINANCING ALTERNATIVES FOR NEXT PHASE OF GROWTH 51 See Supplemental Information for endnotes

INVESTOR DAY 2023 FINANCIAL PRIORITIES SUBSTANTIAL LIQUIDITY AND STRONG CASH FLOW GENERATION SUPPORT MAINTENANCE OF STABLE DIVIDEND Enviva is committed to maintaining substantial liquidity and financial flexibility, driven by strong, growing cash flow and availability under our revolving credit facility STRONG DIVIDEND COVERAGE Dividend coverage of over 1.0x projected for 2023; long - term target of 1.5x dividend coverage projected by 2026 CONSERVATIVE LEVERAGE Leverage ratio target between 3.5 and 4.0 times as calculated under the terms of our revolving credit facility As reported leverage ratio target is less than 5.0 times GROWTH FINANCING Reducing reliance on capital markets over time, which means annual total capital expenditures will be increasingly funded by cash flow from operating activities 52 See Supplemental Information for endnotes

GROWTH **FUNDING OUTLOOK**

NO ADDITIONAL EQUITY ISSUANCE REQUIRED

The $250 million PIPE in 2023 sufficiently de-levers the company and pre-funds equity portion of expected capex needs. No additional equity is expected to be required to complete organic growth plan of building 4 plants in 4 years

STRONG EXISTING LIQUIDITY

$733 million of available liquidity as of 12/31/2022, proforma for the PIPE and the Term Loan. Projecting to exit 2023 with ~$400 million of liquidity

GROWING LIQUIDITY CAPACITY AND CONSERVATIVE LEVERAGE

Growing EBITDA allows for additional borrowing (while maintaining conservative leverage) in the event greenfield plant program expanded beyond building next 4 new plants over the next 4 years

LIMITED NEEDS FOR CAPITAL

Under the non-recourse project financing structure, Enviva's future capital needs are limited to 30% of the overall greenfield capital cost

2027 Available Cash Flow For Growth Projects

($ in millions)


Available Cash For Growth Projects
$150-$170
Maintenance CapEx - $25
Dividends ~$275
> 1.5x Dividend Coverage
Cash Interest - $120-140
Projected Adjusted EBITDA $570 - $610
Projected Cash Flow From Operations $450 - $470

In 2027, annual cash flow sufficient to fund at least ~40% of a new greenfield plant

enviva | INVESTOR DAY 2023

See Supplemental Information for endnotes

53

INVESTOR DAY 2023 FINANCING FOR NEW GREENFIELD PLANTS KEY FACTORS ENABLE ENVIVA TO PURSUE PROJECT FINANCING FOR FUTURE PRODUCTION PLANTS 54 LONG - TERM OFFTAKE CONTRACTS 10 – 15 - year tenor, investment grade / high credit - quality customers 1 2 3 EPC CONTRACTS Lump - sum, de - risked EPC contracts with top - tier EPC firms ABUNDANT FIBER SUPPLY New plants are in robust fiber baskets with abundant supply and stable pricing for raw materials Project Financing See Supplemental Information for endnotes

INVESTOR DAY 2023 ACCESS TO VARIOUS PROJECT FINANCING ALTERNATIVES EXISTING RELATIONSHIP BANKS EUROPEAN & JAPANESE MARKETS INFRASTRUCURE & CREDIT FUNDS ACCESS TO TAX - EXEMPT BOND MARKETS Highly supportive group of relationship banks including top tier global Project Finance banks Presence in European and Japanese markets and renewable focus resonate well with major Project Financing participants Existing relationships with leading credit and infrastructure funds that focus on sustainable finance Proven access to the tax - exempt municipal bond market provides another cost - effective way to finance construction projects 55 Inflation Reduction Act Enviva’s greenfield plants could qualify for “Advanced Energy Projects” (under section 48C) which could result in tax credits fr om 6% to up to 30% of total capital investment cost See Supplemental Information for endnotes Upside:

INVESTOR DAY 2023 56 FINANCIAL PRIORITIES FOR 2023 & 2024 SUBSTANTIAL LIQUIDITY AND STRONG CASH FLOW GENERATION SUPPORT MAINTENANCE OF STABLE DIVIDEND AND LIMITED ADDITIONAL BORROWING Projected funding needed for next 2 greenfield plants : In millions $ Epes , Alabama plant $0 Bond, Mississippi plant $275 Bond, Mississippi Plant Funding Plan: In millions $ Average cost of new greenfield plant $375 Tax - exempt bond raise completed in 2022 for Bond plant $100 Funding needed to complete Bond plant $275 Inducement from State of Mississippi for municipal bond issuance $400 Less: Tax - exempt bond raise completed in 2022 for Bond plant ($100) Remaining inducement available for further tax - exempt bond issuances in Mississippi $300 Potential tax - exempt bond offering to complete funding for Bond plant $275 Remaining amount available under the Mississippi Inducement $25 See Supplemental Information for endnotes

INVESTOR DAY 2023 ▪ We believe we can fund the next phase of our organic growth, our 4 plants in 4 years program, without raising equity ▪ We believe we can fund our next phase of growth with attractive debt options and maintain our dividend ▪ We believe we can achieve our conservative leverage targets and our dividend coverage targets throughout our next phase of growth FINANCING OUTLOOK SUMMARY 57 See Supplemental Information for endnotes

INVESTOR DAY 2023 58 WRAP UP

INVESTOR DAY 2023 59 KEY TAKEAWAYS See Supplemental Information for endnotes ▪ Guiding to adj. EBITDA of $320 million in 2023 (midpoint) ▪ Reducing operating position by $100 million in 2023 ▪ Executing growth plan of building 4 plants in 4 years at improved economics and lower risk ▪ Pathway to doubling adj. EBITDA to $500 million by 2026 ▪ Flexibility to both fund our growth plan without issuing additional equity and to pay the dividend ▪ Market tailwinds and significant growth trajectory in new geographies and market applications ▪ Ability to sustainably scale the business, grounded in responsible forest management practices Enviva has the potential to create durable, long - term shareholder value

INVESTOR DAY 2023 60 LOOKING AHEAD Multiple opportunities to engage with Enviva in 2023 ▪ Ongoing plant and forest tours ▪ Sign - up sheet at registration desk ▪ Sustainability Webinar Series kicking off in May 2023. Topics to include: ▪ Forest dynamics in the US Southeast ▪ Biomass certification schemes ▪ Enviva's Track & Trace® Standard ▪ Developing industrial markets ▪ Unpacking Enviva's Corporate Sustainability Report ▪ Partnerships ▪ 1Q23 Results expected to be released on May 3, 2023 ▪ Biogenic Carbon Conference in September 2023 See Supplemental Information for endnotes

61 Email Questions To: Kate.Walsh@envivabiomass.com or Jessie.Dzura@envivabiomass.com Q & A

NON - GAAP FINANCIAL MEASURES

NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), we use adjusted net income, adjusted gross margin, adjusted gross margin per metric ton, adjusted EBITDA, and distributable cash flow to measure our financial performance. In addition, as a result of our Simplification Transaction, we were required to recast our historical financial results in accordance with GAAP. Accordingly, any results presented on a non-recast basis constitute a Non-GAAP measure.

The estimated incremental adjusted EBITDA that can be expected from Enviva's development of new wood pellet plant capacity is based on an internal financial analysis of the anticipated benefit from the incremental production capacity and cost savings we expect to realize. Such estimates are based on numerous assumptions and are inherently uncertain and subject to significant business, economic, financial, regulatory, and competitive risks that could cause actual results and amounts to differ materially from such estimates. A reconciliation of the estimated incremental adjusted EBITDA expected to be generated by a new wood pellet production plant constructed by Enviva to the closest GAAP financial measure, net income (loss), is not provided because net income (loss) expected to be generated is not available without unreasonable effort, in part because the amount of estimated incremental interest expense related to the financing of such a plant and depreciation is not available at this time.

Adjusted Net (Loss) Income

We define adjusted net (loss) income excluding acquisition and integration costs and other, early retirement of debt obligation, Support Payments, Executive separation, effects of COVID-19, and the war in Ukraine. We believe that adjusted net (loss) income enhances investors' ability to compare the past financial performance of our underlying operations with our current performance separate from certain items of gain or loss that we characterize as unrepresentative of our ongoing operations.

Adjusted Gross Margin and Adjusted Gross Margin per Metric Ton

We define adjusted gross margin as gross margin excluding loss on disposal of assets and impairment of assets, non-cash equity-based compensation and other expense, depreciation and amortization, changes in unrealized derivative instruments related to hedged items, acquisition and integration costs and other, Support Payments, effects of COVID-19 and the war in Ukraine. We define adjusted gross margin per metric ton as adjusted gross margin per metric ton of wood pellets sold. We believe adjusted gross margin and adjusted gross margin per metric ton are meaningful measures because they compare our revenue-generating activities to our cost of goods sold for a view of profitability and performance on a total-dollar and a per-metric ton basis. Adjusted gross margin and adjusted gross margin per metric ton primarily will be affected by our ability to meet targeted production volumes and to control direct and indirect costs associated with procurement and delivery of wood fiber to our wood pellet production plants and our production and distribution of wood pellets.

Our estimated AGM for the full-year 2023 is based on internal financial analyses. Such estimates are based on numerous assumptions and are inherently uncertain and subject to significant business, economic, financial, regulatory, and competitive risks that could cause actual results and amounts to differ materially from such estimates. Reconciliation of the estimated AGM/MT and the estimated AGM for full-year 2023 to the closest GAAP financial measure, gross margin, is not provided because gross margin expected to be generated is not available without unreasonable effort.

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NON-GAAP FINANCIAL MEASURES, *(cont.)*

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) excluding depreciation and amortization, interest expense, income tax expense (benefit), early retirement of debt obligation, non-cash equity-based compensation and other expense, loss on disposal of assets and impairment of assets, changes in unrealized derivative instruments related to hedged items, acquisition and integration costs and other, Executive separation, effects of COVID-19 and the war in Ukraine, and Support Payments. Adjusted EBITDA is a supplemental measure used by our management and other users of our financial statements, such as investors, commercial banks, and research analysts, to assess the financial performance of our assets without regard to financing methods or capital structure.

Our adjusted EBITDA guidance for 2024, 2025, 2026 and 2027 is based on internal financial analyses. Such estimates are based on numerous assumptions and are inherently uncertain and subject to significant business, economic, financial, regulatory, and competitive risks that could cause actual results and amounts to differ materially from such estimates. A reconciliation of the adjusted EBITDA guidance for 2024, 2025, 2026 and 2027 to the closest GAAP financial measure, net income (loss), is not provided because net income (loss) expected to be generated is not available without unreasonable effort, in part because the amount of estimated incremental interest expense related to financing and depreciation is not available at this time.

Distributable Cash Flow

We define distributable cash flow as adjusted EBITDA less cash income tax expenses, interest expense net of amortization of debt issuance costs, debt premium, and original issue discounts, non-cash interest expense from Deferred Gross Margin Transactions, and maintenance capital expenditures. We use distributable cash flow as a performance metric to compare our cash-generating performance from period to period and to compare the cash-generating performance for specific periods to the cash dividends (if any) that are expected to be paid to our shareholders. We do not rely on distributable cash flow as a liquidity measure.

Our estimated distributable cash flow for the full-year 2023 is based on internal financial analyses. Such estimates are based on numerous assumptions and are inherently uncertain and subject to significant business, economic, financial, regulatory, and competitive risks that could cause actual results and amounts to differ materially from such estimates. A reconciliation of the estimated distributable cash flow for the full-year 2023 to the closest GAAP financial measure, net income (loss), is not provided because net income (loss) expected to be generated is not available without unreasonable effort, in part because the amount of estimated incremental interest expense related to financing and depreciation is not available at this time.

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INVESTOR DAY 2023 NON - GAAP FINANCIAL MEASURES , (cont.) Limitations of Non - GAAP Financial Measures Adjusted net income (loss), adjusted gross margin, adjusted gross margin per metric ton, adjusted EBITDA, and distributable c ash flow, as well as our Non - Recast Presentation are not financial measures presented in accordance with GAAP. We believe that the presentation of these non - GAAP fi nancial measures provides useful information to investors in assessing our financial condition and results of operations. Our non - GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Each of these non - GAAP financial measures has important limitations as an anal ytical tool because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider adjusted n et income (loss), adjusted gross margin, adjusted gross margin per metric ton, adjusted EBITDA, or distributable cash flow, or our Non - Recast Presentation, in isolation or as substitutes for analysis of our results as reported under GAAP. Our definitions of these non - GAAP financial measures may not be comparable to similarly titled measures of other companies, ther eby diminishing their utility. 65

NON-GAAP FINANCIAL MEASURES RECONCILIATION, *(cont.)*

DEFERRED GROSS MARGIN TRANSACTIONS ("DGMT")

- Enviva has multiple long-term contracts with a large European customer for the sale of approximately 2.8 million MT from 4Q22 through 2026
- In 4Q22, Enviva entered into agreements with this same customer to purchase approximately 1.8 million MT of wood pellets between 2023 and 2025
- Under GAAP, the 4Q22 purchase agreements constituted a contract modification of the existing sales contracts. Because the scope of the modification resulted in a net decrease in future sales volumes to this customer, Enviva was required to account for the modification as if it terminated its existing sales contracts and created a new, single contract. Accordingly, the amount of consideration to be received for the sale of approximately 2.8 million MT will be allocated based on an average sales price per MT to the remaining sales during the life of the deemed new contract
- Additionally, the 4Q22 agreements to purchase approximately 1.8 million MT of wood pellets during 2023 - 2025 constitute, for GAAP purposes, a repurchase agreement. Under GAAP, Enviva is required to account for the purchase agreements as a financing arrangement
- As a result, approximately 450,000 MT of wood pellets sold to this customer in 4Q22 are reflected as a financing transaction in our consolidated financial statements as opposed to product sales:
- Gross sales proceeds of $175 million are presented as financing liabilities on our balance sheet
- Cost of goods sold of approximately $95 million, inclusive of depreciation and amortization of approximately $9 million, are presented as inventory
- In addition, non-cash interest expenses of approximately $10 million have been recorded, reflecting the difference between the future purchase price of the approximately 1.8 million MT and the average sale price per MT over approximately 1.8 million MT
- $102 million of cash was received during 4Q22 from this customer, and is included in net cash provided by financing activities as opposed to cash provided by operating activities; the remaining $73 million of cash related to the $175 million of gross sales proceeds was collected in January and February 2023
- Had Enviva not accounted for the transactions with the customer as financing transactions, 2022 gross margin (excluding depreciation and amortization) would have been higher by $88.9 million, and interest expense lower by $10 million
- In addition, net cash provided by operating activities would have been higher by approximately $102 million

Reversal of DGMT

Enviva expects the Deferred Gross Margin Transactions to increase gross margin by **$88.9 million** over the remaining duration of the purchase agreements with our customer

As such, we expect approximately **50%** of such increase will be reported in 2024 and **50%** in 2025

We expect adjusted EBITDA to increase in the same manner as gross margin for 2024 and 2025

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